Exhibit 10.1

AMENDMENT NO. 1

TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 11, 2012, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Credit Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Credit Parties”), the Lenders (as defined below) signatory hereto and Wells Fargo Bank, National Association, as Swingline Lender, an Issuing Lender and the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 4, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders, and subject to the terms and conditions set forth herein, the Required Lenders have agreed to, amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Credit Parties, the Required Lenders and the Administrative Agent, such parties hereby agree as follows:

1. Amendment to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 2 of this Amendment, Section 9.6(vii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vii) the Borrower may declare and make (A) Restricted Payments in an aggregate amount during any Fiscal Year not to exceed an aggregate amount equal to (1) $7,500,000 (the “Restricted Payment Cap”) plus (2) 100% of any unused portion of the Restricted Payment Cap from the immediately preceding Fiscal Year, if after giving effect to such Restricted Payment, the Borrower’s Consolidated Total Leverage Ratio as of the end of the most recent fiscal quarter for which financial statements have been or were required to be delivered as of the date such Restricted Payment is to be made (the “Current Consolidated Total Leverage Ratio”) would be greater than 2.50 to 1.00; provided, that the Borrower shall use the entire amount of the Restricted Payment Cap allocated to such Fiscal Year prior to using any of the unused portion of the Restricted Payment Cap allowed to be carried forward from the immediately preceding Fiscal Year and (B) additional Restricted Payments if after giving effect to such Restricted Payment, the Borrower’s Current Consolidated Total Leverage Ratio would be less than or equal to 2.50 to 1.00; provided, further, that, notwithstanding the foregoing, (x) the aggregate amount of Restricted Payments made pursuant to this clause (vii) after the Closing Date with respect to Subordinated Indebtedness shall not exceed the Threshold Amount, (y) during the 2012 Fiscal Year, the Borrower may only declare and make Restricted Payments (other than with respect to Subordinated Indebtedness) in an aggregate amount not to exceed $18,700,000, and (z) during the 2013 Fiscal Year, the Borrower may only declare and make Restricted Payments (other than with respect to Subordinated Indebtedness) in an aggregate amount not to exceed $7,500,000 if after giving effect to such Restricted Payment, the Borrower’s Current Consolidated Total Leverage Ratio would be less than or equal to 2.50 to 1.00 (it being understood and agreed that any unused portion of the amounts set forth in clause (y) or (z) of this proviso may not be carried forward to any subsequent Fiscal Year);

2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Section 1 of this Amendment shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following, in each case, in form and substance reasonably acceptable to the Administrative Agent:

(a) counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and the Required Lenders; and

(b) for the account of each Lender executing and delivering a counterpart signature page to this Amendment before 5:00 p.m. (Central time) on December 11, 2012 (collectively, the “Consenting Lenders”), payment in full from the Borrower, in immediately available funds, of an amendment fee in an amount equal to 0.05% of such Consenting Lender’s Commitment.

3. Representations and Warranties.

(a) The Borrower and each other Credit Party hereby represents and warrants that this Amendment and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Credit Parties enforceable against the Borrower and the other Credit Parties in accordance with their terms.

(b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Bonding Agreement, the Wells Fargo Documents and the Note Indenture.

(c) The Borrower and each other Credit Party hereby represents and warrants that, both before and after giving effect to the provisions of this Amendment, (i) no Default or

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Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

4. Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Credit Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. From and after the effectiveness of this Amendment, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (y) all references to the Credit Agreement appearing in any other Loan Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement, as amended hereby.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which when together shall constitute one and the same agreement among the parties. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION, as Borrower

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

GREAT LAKES DREDGE & DOCK
COMPANY, LLC, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

DAWSON MARINE SERVICES COMPANY, as a Credit Party

By:	/s/ Catherine Hoffman
Name:	Catherine Hoffman
Title:	President

NASDI HOLDINGS CORPORATION, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

Signature Page to

Amendment No. 1 to Credit Agreement

NASDI, LLC, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

FIFTY-THREE DREDGING CORPORATION, as a Credit Party

By:	/s/ Paul E. Dinquel
Name:	Paul E. Dinquel
Title:	Vice President

YANKEE ENVIRONMENTAL SERVICES, LLC, as a Credit Party

By:	/s/ Katherine M. Hayes
Name:	Katherine M. Hayes
Title:	Treasurer

Signature Page to

Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Sushim R. Shah
Name:	Sushim R. Shah
Title:	VP

Signature Page to

Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as an Issuing Lender and as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jon R. Hinard
Name:	Jon R. Hinard
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Director

Signature Page to

Amendment No. 1 to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Robert R. Mangers
Name:	Robert R. Mangers
Title:	Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

MB FINANCIAL BANK, N.A., as a Lender

By:	/s/ Henry Wessel
Name:	Henry Wessel
Title:	Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Courtney E. Meehan
Name:	Courtney E. Meehan
Title:	Vice President

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Director

Signature Page to

Amendment No. 1 to Credit Agreement